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Exhibit 99.1

Harley-Davidson Motorcycle Trust 2001-3
Computational Materials

    The information contained in the attached materials is referred to as the "Information".

    The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("Harley Credit") and relates to Harley-Davidson Motorcycle Trust 2001-3. Neither Salomon Smith Barney Inc. ("SSB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

    The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

    The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

    Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the SSB Syndicate Desk at (212) 723-6171.

Harley-Davidson Motorcycle Trust 2001-3
Harley-Davidson Credit Corp., Seller and Servicer
Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated December 3, 2001

Trust	Harley-Davidson Motorcycle Trust 2001-3 (the "Trust").
Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the "Trust Depositor").
Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. ("Harley Credit" or the "Seller" or, in its capacity as Servicer, the "Servicer"), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.
Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the "Owner Trustee").
Indenture Trustee	BNY Midwest Trust Company, an Illinois banking corporation (in such capacity, the "Indenture Trustee"). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.
Closing Date	On or about December 12, 2001.
Terms of the Notes	The principal terms of the notes will be as described below:
	Class	Aggregate Principal Amount	Interest Rates
	Class A-1 notes	$188,000,000%
	Class A-2 notes	$111,250,000%
	Class B notes	$15,750,000%
The notes represent indebtedness of the trust secured by the assets of the trust.
Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.
Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is January 15, 2002.
Record Dates	The day immediately preceding the payment date.
Interest	Interest Periods:
Interest on the notes will accrue in the following manner:
	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

2

The first interest period will begin on and include the closing date and end on and include January 14, 2002.
Payment of Interest:
On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.
Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes. However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced. Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.
Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:
	Class	Final Scheduled Payment Date
	Class A-1 notes	February 2006 Payment Date
	Class A-2 notes	October 2009 Payment Date
	Class B notes	October 2009 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, we will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.
Optional Redemption	The seller may cause the depositor to redeem the notes in full if the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:
	•	the aggregate outstanding principal balance of the contracts owned by the trust as of the closing date; and
	•	the initial amount on deposit in the pre-funding account.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

3

The redemption price will be equal to the unpaid principal amount of the notes plus accrued interest thereon.
Mandatory Special Redemption
The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period in the event that any amount remains on deposit in the pre-funding account. The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.
The Contracts and Other Assets of the Trust
The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Harley-Davidson motorcycle dealers. Included in the trust's assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.
The Contracts
Our main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the depositor's portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on November 27, 2001, the initial cutoff date.

Following the closing date, pursuant to the sale and servicing agreement, the depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts. Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.
The last scheduled payment on the initial contract with the latest maturity will occur in February 2009.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

4

	No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than May 2009. However, an obligor can generally prepay its contract at any time without penalty.
	COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
	Aggregate Principal Balance		$221,676,312.04
	Number of Contracts		17,155
	Average Principal Balance		$12,921.97
	Weighted Average Annual Percentage Rate		11.52%
	(Range)		4.99% to 23.49%
	Weighted Average Original Term (in months)		73.35
	(Range)		12 to 84
	Weighted Average Calculated Remaining Term (in months)		70.86
	(Range)		2 to 84
	GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)
	State	Principal Balance Concentration
	California	12.23%
	Florida	10.34%
	Texas	9.76%
	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.
Reserve Fund
	On the closing date, the depositor will establish a trust account in the name of the indenture trustee which we refer to as the "reserve fund." The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payment on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

5

The initial balance of the reserve fund will be $2,216,763.12 (1.00% of the initial aggregate principal balance of the contracts). The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the principal balance of the contracts in the trust as of the first day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) or (b) 1.00% of the aggregate of the initial note balances. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.
If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.
Pre-Funding Account
On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $93,323,687.96 which will secure our obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust. The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller. The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in March 2002. Any pre-funded amount remaining at the end of this funding period will be paid to the noteholders as described above in "Terms of the Notes—Mandatory Special Redemption."

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

6

Interest Reserve Account
On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay trustees' fees. In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust. After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.
Ratings	On the closing date, the notes must have received ratings from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and/or Moody's Investors Service, Inc. as set forth below:
		Standard & Poor's	Moody's
	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A3
A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.
Advances
The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on the contracts which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on the contracts. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.
Mandatory Reacquisition by the Depositor
Under the sale and servicing agreement, we have agreed, in the event of a breach of certain representations and warranties made by us which materially and adversely affects the trust's interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or we become aware of such breach.
Servicing Fees
The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1% of the principal balance of the contracts as of the first day of the prior calendar month. The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

7

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and funds transferred from the reserve fund to make the following payments in the following order of priority:
	•	to the noteholders, the amount of any mandatory special redemption;
	•	reimbursement of servicer advances;
	•	servicing fee;
	•	indenture trustee's fee;
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes and the Class B notes, in the priority set forth in "Principal" above;
	•	to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount;
	•	any remaining amounts to the depositor as certificateholder under the trust agreement.
After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes;
	•	interest on the Class B notes;
	•	principal on the Class A notes, pro rata, until paid in full; and
	•	principal on the Class B notes, until paid in full.
After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes;
	•	principal on the Class A notes, pro rata, until paid in full;
	•	interest on the Class B notes; and

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

8

	•	principal on the Class B notes, until paid in full.
Credit Enhancement	The credit enhancement for the notes is as follows:
	Class A notes: •	subordination of the Class B notes
	•	reserve fund
	Class B notes: •	reserve fund
Material Federal Income Tax Consequences
Winston & Strawn, as federal tax counsel to the trust, has delivered its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.
ERISA Considerations
The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

9

THE CONTRACTS

    The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Harley-Davidson motorcycle dealers and acquired by the depositor in the ordinary course of the depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

  •
  the last scheduled payment of each initial contract is due no later than February 2009, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than May 2009;

  •
  the first scheduled payment date of contracts representing approximately 97.65% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than January 2002 and the first scheduled payment date of remaining contracts representing approximately 2.35% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than May 2002;

  •
  approximately 74.86% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 25.14% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

  •
  approximately 95.04% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 4.96% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

  •
  all initial contracts have a contractual rate of interest of at least 4.99% per annum and not more than 23.49% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 11.52% per annum (see Table 1 below);

  •
  the initial contracts have remaining maturities as of the initial cutoff date of at least 2 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

  •
  the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 73.35 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 70.86 months (see Tables 2 and 3 below);

  •
  the average principal balance per initial contract as of the initial cutoff date was approximately $12,921.97 and the principal balances on the initial contracts as of the initial cutoff date ranged from $510.20 to $35,100.00 (see Table 4 below);

  •
  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 12.23% in California, 10.34% in Florida and 9.76% in Texas (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

10

    Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts.Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by calculated remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

TABLE 1

DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
4.990 to 5.000%	428	2.49%	$5,614,462.33	2.53%
5.001 to 6.000%	553	3.22	7,461,156.56	3.37
6.001 to 7.000%	141	0.82	2,210,860.87	1.00
7.001 to 8.000	503	2.93	7,706,594.22	3.48
8.001 to 9.000	1,762	10.27	25,999,695.88	11.73
9.001 to 10.000	2,512	14.64	35,429,409.12	15.98
10.001 to 11.000	2,738	15.96	37,262,087.70	16.81
11.001 to 12.000	1,965	11.45	25,345,597.51	11.43
12.001 to 13.000	1,747	10.18	22,568,302.53	10.18
13.001 to 14.000	1,208	7.04	14,759,299.69	6.66
14.001 to 15.000	898	5.23	10,087,762.91	4.55
15.001 to 16.000	658	3.84	6,512,504.39	2.94
16.001 to 17.000	653	3.81	5,909,620.82	2.67
17.001 to 18.000	641	3.74	5,790,411.43	2.61
18.001 to 19.000	110	0.64	1,413,109.74	0.64
19.001 to 20.000	286	1.67	3,289,413.10	1.48
20.001 to 21.000	114	0.66	1,329,963.28	0.60
21.001 to 22.000	235	1.37	2,941,674.55	1.33
22.001 to 23.000	2	0.01	32,643.58	0.01
23.001 to 23.490	1	0.01	11,741.83	0.01

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

11

TABLE 2

DISTRIBUTION BY CALCULATED REMAINING TERM
OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

CALCULATED REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
2 to 12	158	0.92%	$343,206.25	0.15%
13 to 24	392	2.29	1,784,153.68	0.80
25 to 36	644	3.75	4,316,531.60	1.95
37 to 48	1,989	11.59	21,162,119.26	9.55
49 to 60	2,029	11.83	21,390,909.02	9.65
61 to 72	6,512	37.96	78,887,223.15	35.59
73 to 84	5,431	31.66	93,792,169.08	42.31

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

TABLE 3

DISTRIBUTION BY CALCULATED ORIGINAL
TERM TO MATURITY OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	14	0.08%	$84,044.00	0.04%
13 to 24	101	0.59	556,773.19	0.25
25 to 36	358	2.09	2,694,929.71	1.22
37 to 48	1,584	9.23	18,214,408.08	8.22
49 to 60	2,528	14.74	22,586,922.37	10.19
61 to 72	7,040	41.04	82,717,257.29	37.31
73 to 84	5,530	32.24	94,821,977.40	42.77

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

12

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
$510.20 to 1,000.00	32	0.19%	$23,775.85	0.01%
$1,000.01 to 2,000.00	103	0.60	163,461.80	0.07
$2,000.01 to 3,000.00	206	1.20	525,567.63	0.24
$3,000.01 to 4,000.00	392	2.29	1,402,311.20	0.63
$4,000.01 to 5,000.00	628	3.66	2,836,838.49	1.28
$5,000.01 to 6,000.00	684	3.99	3,768,306.23	1.70
$6,000.01 to 7,000.00	908	5.29	5,916,941.95	2.67
$7,000.01 to 8,000.00	1,033	6.02	7,719,254.40	3.48
$8,000.01 to 9,000.00	998	5.82	8,487,163.36	3.83
$9,000.01 to 10,000.00	1,026	5.98	9,784,819.20	4.41
$10,000.01 to 11,000.00	852	4.97	8,919,067.90	4.02
$11,000.01 to 12,000.00	706	4.12	8,119,369.09	3.66
$12,000.01 to 13,000.00	755	4.40	9,457,661.97	4.27
$13,000.01 to 14,000.00	864	5.04	11,676,400.87	5.27
$14,000.01 to 15,000.00	1,061	6.18	15,420,394.40	6.96
$15,000.01 to 16,000.00	1,044	6.09	16,209,394.80	7.31
$16,000.01 to 17,000.00	1,237	7.21	20,432,745.35	9.22
$17,000.01 to 18,000.00	1,313	7.65	22,985,227.61	10.37
$18,000.01 to 19,000.00	999	5.82	18,451,216.00	8.32
$19,000.01 to 20,000.00	774	4.51	15,066,564.17	6.80
$20,000.01 to 21,000.00	514	3.00	10,517,475.47	4.74
$21,000.01 to 22,000.00	355	2.07	7,624,565.35	3.44
$22,000.01 to 23,000.00	242	1.41	5,439,428.87	2.45
$23,000.01 to 24,000.00	168	0.98	3,944,263.70	1.78
$24,000.01 to 25,000.00	119	0.69	2,913,020.25	1.31
$25,000.01 to 26,000.00	50	0.29	1,274,383.83	0.57
$26,000.01 to 27,000.00	35	0.20	923,503.67	0.42
$27,000.01 to 28,000.00	20	0.12	548,903.26	0.25
$28,000.01 to 29,000.00	14	0.08	399,538.91	0.18
$29,000.01 to 30,000.00	7	0.04	206,045.23	0.09
$30,000.01 to 31,000.00	4	0.02	121,776.77	0.05
$31,000.01 to 32,000.00	4	0.02	125,946.89	0.06
$32,000.01 to 33,000.00	1	0.01	32,948.00	0.01
$33,000.01 to 34,000.00	4	0.02	133,866.34	0.06
$34,000.01 to 35,000.00	1	0.01	34,036.20	0.02
$35,000.01 to 35,100.00	2	0.01	70,127.03	0.03

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

13

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

STATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING BALANCE PRINCIPAL	PERCENT OF POOL BALANCE(1)
ALABAMA	258	1.50%	$3,661,774.59	1.65%
ALASKA	37	0.22	514,340.50	0.23
ARIZONA	755	4.40	9,403,084.61	4.24
ARKANSAS	86	0.50	1,135,637.60	0.51
CALIFORNIA	2,015	11.75	27,106,516.32	12.23
COLORADO	274	1.60	3,724,035.04	1.68
CONNECTICUT	255	1.49	3,211,541.76	1.45
DELAWARE	90	0.52	1,128,677.56	0.51
DISTRICT OF COLUMBIA	15	0.09	188,244.94	0.08
FLORIDA	1,758	10.25	22,913,223.80	10.34
GEORGIA	601	3.50	8,748,834.76	3.95
HAWAII	174	1.01	1,827,882.05	0.82
IDAHO	51	0.30	661,429.85	0.30
ILLINOIS	454	2.65	5,814,568.46	2.62
INDIANA	355	2.07	4,719,807.82	2.13
IOWA	137	0.80	1,728,851.95	0.78
KANSAS	116	0.68	1,453,996.39	0.66
KENTUCKY	150	0.87	1,940,411.58	0.88
LOUISIANA	241	1.40	3,285,151.41	1.48
MAINE	67	0.39	687,488.22	0.31
MARYLAND	415	2.42	5,262,234.58	2.37
MASSACHUSETTS	215	1.25	2,566,465.43	1.16
MICHIGAN	355	2.07	4,778,170.07	2.16
MINNESOTA	205	1.19	2,845,957.24	1.28
MISSISSIPPI	50	0.29	628,456.46	0.28
MISSOURI	253	1.47	3,190,701.69	1.44
MONTANA	65	0.38	806,128.33	0.36
NEBRASKA	50	0.29	595,273.43	0.27
NEVADA	297	1.73	3,784,957.72	1.71
NEW HAMPSHIRE	96	0.56	1,160,003.04	0.52
NEW JERSEY	547	3.19	6,456,228.46	2.91
NEW MEXICO	179	1.04	2,316,460.46	1.04
NEW YORK	518	3.02	6,104,224.59	2.75
NORTH CAROLINA	576	3.36	7,407,153.62	3.34
NORTH DAKOTA	15	0.09	207,398.28	0.09
OHIO	659	3.84	8,181,689.15	3.69
OKLAHOMA	131	0.76	1,647,610.47	0.74
OREGON	190	1.11	2,331,636.84	1.05
PENNSYLVANIA	923	5.38	10,970,723.28	4.95
RHODE ISLAND	25	0.15	299,156.88	0.13
SOUTH CAROLINA	196	1.14	2,626,586.64	1.18
SOUTH DAKOTA	37	0.22	423,343.39	0.19
TENNESSEE	399	2.33	5,154,871.13	2.33
TEXAS	1,601	9.33	21,626,026.70	9.76
UTAH	70	0.41	966,384.30	0.44
VERMONT	30	0.17	375,425.89	0.17
VIRGINIA	434	2.53	5,554,533.78	2.51
WASHINGTON	381	2.22	5,263,099.06	2.37
WEST VIRGINIA	113	0.66	1,433,724.80	0.65
WISCONSIN	150	0.87	1,805,210.92	0.81
WYOMING	40	0.23	517,487.18	0.23
OTHER(2)	51	0.30	533,489.02	0.24

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

(2)
Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

14

Delinquency, Loan Loss and Repossession Information

    The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1)/ (Dollars in Thousands) At December 31,
	2000		1999		1998		1997		1996
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	117,884	$1,185,300.1	91,556	$914,545.5	67,137	$651,248.7	45,258	$434,890.7	32,574	$303,682.4
Period of Delinquency(2)/
30-59 Days	4,334	$42,325.0	2,868	$28,307.9	1,970	$17,768.1	1,264	11,454.6	904	$8,002.9
60-89 Days	1,395	13,517.4	983	9,424.3	745	6,153.9	559	5,112.1	374	3,170.7
90 Days or more	518	5,255.6	371	3,569.9	304	2,591.0	269	2,196.5	213	1,880.6

Total Delinquencies	6,247	$61,098.0	4,222	$41,302.1	3,019	$26,513.0	2,092	$18,763.2	1,491	$13,054.2

Total Delinquencies as a Percent of Total Portfolio	5.30%	5.15%	4.61%	4.52%	4.50%	4.07%	4.62%	4.31%	4.58%	4.30%
	At September 30,
	2001		2000
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	151,216	$1,581,046.0	113,363	$1,141,824.2
Period of Delinquency(2)/
30-59 Days	4,667	$45,863.6	3,285	$32,053.9
60-89 Days	1,651	16,025.9	905	8,695.3
90 Days or more	579	5,789.6	331	3,301.6

Total Delinquencies	6,897	$67,679.1	4,521	$44,050.8

Total Delinquencies as a Percent of Total Portfolio	4.56%	4.28%	3.99%	3.86%

(1)
Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)
The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

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15

Loan Loss/Repossession Experience
(Dollars in Thousands)

	Year Ended December 31,
	2000	1999	1998	1997	1996
Principal Balance of All Contracts Serviced(1)/	$1,190,184.2	$918,481.6	$653,836.0	$436,771.0	$304,730.9
Contract Liquidations(2)/	1.75%	1.59%	1.54%	1.42%	0.74%
Net Losses:
Dollars(3)/	$8,707.8	$5,875.0	$5,245.3	$3,781.1	$1,639.5
Percentage(4)/	0.73%	0.64%	0.80%	0.87%	0.54%
	Nine Months Ended September 30,
	2001	2000
Principal Balance of All Contracts Serviced(1)/	$1,585,847.3	$1,145,533.9
Contract Liquidations(2)/	1.90%	1.75%
Net Losses:
Dollars(3)/	$9,084.9	$5,940.5
Percentage(4)/	0.76%	0.69%

(1)
As of period end. Includes contracts already in repossession.

(2)
As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)
The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)
As a percentage of the principal amount of contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

16

Harley-Davidson Motorcycle Trust 2001-3
Computational Materials

    The information contained in the attached materials is referred to as the "Information".

    The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("Harley Credit") and relates to Harley-Davidson Motorcycle Trust 2001-3. Neither Wachovia Securities, Inc. ("Wachovia") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

    The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

    The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

    Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Wachovia Syndicate Desk at (704) 383-7727.

Harley-Davidson Motorcycle Trust 2001-3
Harley-Davidson Credit Corp., Seller and Servicer
Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated December 3, 2001

Trust	Harley-Davidson Motorcycle Trust 2001-3 (the "Trust").
Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the "Trust Depositor").
Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. ("Harley Credit" or the "Seller" or, in its capacity as Servicer, the "Servicer"), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.
Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the "Owner Trustee").
Indenture Trustee	BNY Midwest Trust Company, an Illinois banking corporation (in such capacity, the "Indenture Trustee"). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.
Closing Date	On or about December 12, 2001.
Terms of the Notes	The principal terms of the notes will be as described below:
	Class	Aggregate Principal Amount	Interest Rates
	Class A-1 notes	$188,000,000%
	Class A-2 notes	$111,250,000%
	Class B notes	$15,750,000%
The notes represent indebtedness of the trust secured by the assets of the trust.
Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.
Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is January 15, 2002.
Record Dates	The day immediately preceding the payment date.
Interest	Interest Periods:
Interest on the notes will accrue in the following manner:
	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

The first interest period will begin on and include the closing date and end on and include January 14, 2002.
Payment of Interest:
On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.
Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes. However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced. Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.
Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:
	Class	Final Scheduled Payment Date
	Class A-1 notes	February 2006 Payment Date
	Class A-2 notes	October 2009 Payment Date
	Class B notes	October 2009 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, we will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.
Optional Redemption	The seller may cause the depositor to redeem the notes in full if the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:
	•	the aggregate outstanding principal balance of the contracts owned by the trust as of the closing date; and
	•	the initial amount on deposit in the pre-funding account.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

The redemption price will be equal to the unpaid principal amount of the notes plus accrued interest thereon.
Mandatory Special Redemption
The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period in the event that any amount remains on deposit in the pre-funding account. The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.
The Contracts and Other Assets of the Trust
The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Harley-Davidson motorcycle dealers. Included in the trust's assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.
The Contracts
Our main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the depositor's portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on November 27, 2001, the initial cutoff date.

Following the closing date, pursuant to the sale and servicing agreement, the depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts. Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.
The last scheduled payment on the initial contract with the latest maturity will occur in February 2009.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

	No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than May 2009. However, an obligor can generally prepay its contract at any time without penalty.
	COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
	Aggregate Principal Balance		$221,676,312.04
	Number of Contracts		17,155
	Average Principal Balance		$12,921.97
	Weighted Average Annual Percentage Rate		11.52%
	(Range)		4.99% to 23.49%
	Weighted Average Original Term (in months)		73.35
	(Range)		12 to 84
	Weighted Average Calculated Remaining Term (in months)		70.86
	(Range)		2 to 84
	GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)
	State	Principal Balance Concentration
	California	12.23%
	Florida	10.34%
	Texas	9.76%
	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.
Reserve Fund
	On the closing date, the depositor will establish a trust account in the name of the indenture trustee which we refer to as the "reserve fund." The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payment on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

The initial balance of the reserve fund will be $2,216,763.12 (1.00% of the initial aggregate principal balance of the contracts). The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the principal balance of the contracts in the trust as of the first day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) or (b) 1.00% of the aggregate of the initial note balances. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.
If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.
Pre-Funding Account
On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $93,323,687.96 which will secure our obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust. The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller. The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in March 2002. Any pre-funded amount remaining at the end of this funding period will be paid to the noteholders as described above in "Terms of the Notes—Mandatory Special Redemption."

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

Interest Reserve Account
On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay trustees' fees. In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust. After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.
Ratings	On the closing date, the notes must have received ratings from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and/or Moody's Investors Service, Inc. as set forth below:
		Standard & Poor's	Moody's
	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A3
A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.
Advances
The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on the contracts which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on the contracts. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.
Mandatory Reacquisition by the Depositor
Under the sale and servicing agreement, we have agreed, in the event of a breach of certain representations and warranties made by us which materially and adversely affects the trust's interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or we become aware of such breach.
Servicing Fees
The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1% of the principal balance of the contracts as of the first day of the prior calendar month. The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and funds transferred from the reserve fund to make the following payments in the following order of priority:
	•	to the noteholders, the amount of any mandatory special redemption;
	•	reimbursement of servicer advances;
	•	servicing fee;
	•	indenture trustee's fee;
	•	interest on the Class A notes, pro rata;
	•	interest on the Class B notes;
	•	principal on the Class A notes and the Class B notes, in the priority set forth in "Principal" above;
	•	to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount;
	•	any remaining amounts to the depositor as certificateholder under the trust agreement.
After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes;
	•	interest on the Class B notes;
	•	principal on the Class A notes, pro rata, until paid in full; and
	•	principal on the Class B notes, until paid in full.
After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:
	•	interest on the Class A notes;
	•	principal on the Class A notes, pro rata, until paid in full;
	•	interest on the Class B notes; and

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

	•	principal on the Class B notes, until paid in full.
Credit Enhancement	The credit enhancement for the notes is as follows:
	Class A notes: •	subordination of the Class B notes
	•	reserve fund
	Class B notes: •	reserve fund
Material Federal Income Tax Consequences
Winston & Strawn, as federal tax counsel to the trust, has delivered its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.
ERISA Considerations
The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

THE CONTRACTS

    The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers. The contracts were originated by the seller indirectly through Harley-Davidson motorcycle dealers and acquired by the depositor in the ordinary course of the depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

  •
  the last scheduled payment of each initial contract is due no later than February 2009, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than May 2009;

  •
  the first scheduled payment date of contracts representing approximately 97.65% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than January 2002 and the first scheduled payment date of remaining contracts representing approximately 2.35% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than May 2002;

  •
  approximately 74.86% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 25.14% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

  •
  approximately 95.04% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 4.96% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

  •
  all initial contracts have a contractual rate of interest of at least 4.99% per annum and not more than 23.49% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 11.52% per annum (see Table 1 below);

  •
  the initial contracts have remaining maturities as of the initial cutoff date of at least 2 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

  •
  the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 73.35 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 70.86 months (see Tables 2 and 3 below);

  •
  the average principal balance per initial contract as of the initial cutoff date was approximately $12,921.97 and the principal balances on the initial contracts as of the initial cutoff date ranged from $510.20 to $35,100.00 (see Table 4 below);

  •
  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 12.23% in California, 10.34% in Florida and 9.76% in Texas (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

    Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts. Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by calculated remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

TABLE 1

DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
4.990 to 5.000%	428	2.49%	$5,614,462.33	2.53%
5.001 to 6.000%	553	3.22	7,461,156.56	3.37
6.001 to 7.000%	141	0.82	2,210,860.87	1.00
7.001 to 8.000	503	2.93	7,706,594.22	3.48
8.001 to 9.000	1,762	10.27	25,999,695.88	11.73
9.001 to 10.000	2,512	14.64	35,429,409.12	15.98
10.001 to 11.000	2,738	15.96	37,262,087.70	16.81
11.001 to 12.000	1,965	11.45	25,345,597.51	11.43
12.001 to 13.000	1,747	10.18	22,568,302.53	10.18
13.001 to 14.000	1,208	7.04	14,759,299.69	6.66
14.001 to 15.000	898	5.23	10,087,762.91	4.55
15.001 to 16.000	658	3.84	6,512,504.39	2.94
16.001 to 17.000	653	3.81	5,909,620.82	2.67
17.001 to 18.000	641	3.74	5,790,411.43	2.61
18.001 to 19.000	110	0.64	1,413,109.74	0.64
19.001 to 20.000	286	1.67	3,289,413.10	1.48
20.001 to 21.000	114	0.66	1,329,963.28	0.60
21.001 to 22.000	235	1.37	2,941,674.55	1.33
22.001 to 23.000	2	0.01	32,643.58	0.01
23.001 to 23.490	1	0.01	11,741.83	0.01

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

TABLE 2

DISTRIBUTION BY CALCULATED REMAINING TERM
OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

CALCULATED REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
2 to 12	158	0.92%	$343,206.25	0.15%
13 to 24	392	2.29	1,784,153.68	0.80
25 to 36	644	3.75	4,316,531.60	1.95
37 to 48	1,989	11.59	21,162,119.26	9.55
49 to 60	2,029	11.83	21,390,909.02	9.65
61 to 72	6,512	37.96	78,887,223.15	35.59
73 to 84	5,431	31.66	93,792,169.08	42.31

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

TABLE 3

DISTRIBUTION BY CALCULATED ORIGINAL
TERM TO MATURITY OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
1 to 12	14	0.08%	$84,044.00	0.04%
13 to 24	101	0.59	556,773.19	0.25
25 to 36	358	2.09	2,694,929.71	1.22
37 to 48	1,584	9.23	18,214,408.08	8.22
49 to 60	2,528	14.74	22,586,922.37	10.19
61 to 72	7,040	41.04	82,717,257.29	37.31
73 to 84	5,530	32.24	94,821,977.40	42.77

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
$510.20 to 1,000.00	32	0.19%	$23,775.85	0.01%
$1,000.01 to 2,000.00	103	0.60	163,461.80	0.07
$2,000.01 to 3,000.00	206	1.20	525,567.63	0.24
$3,000.01 to 4,000.00	392	2.29	1,402,311.20	0.63
$4,000.01 to 5,000.00	628	3.66	2,836,838.49	1.28
$5,000.01 to 6,000.00	684	3.99	3,768,306.23	1.70
$6,000.01 to 7,000.00	908	5.29	5,916,941.95	2.67
$7,000.01 to 8,000.00	1,033	6.02	7,719,254.40	3.48
$8,000.01 to 9,000.00	998	5.82	8,487,163.36	3.83
$9,000.01 to 10,000.00	1,026	5.98	9,784,819.20	4.41
$10,000.01 to 11,000.00	852	4.97	8,919,067.90	4.02
$11,000.01 to 12,000.00	706	4.12	8,119,369.09	3.66
$12,000.01 to 13,000.00	755	4.40	9,457,661.97	4.27
$13,000.01 to 14,000.00	864	5.04	11,676,400.87	5.27
$14,000.01 to 15,000.00	1,061	6.18	15,420,394.40	6.96
$15,000.01 to 16,000.00	1,044	6.09	16,209,394.80	7.31
$16,000.01 to 17,000.00	1,237	7.21	20,432,745.35	9.22
$17,000.01 to 18,000.00	1,313	7.65	22,985,227.61	10.37
$18,000.01 to 19,000.00	999	5.82	18,451,216.00	8.32
$19,000.01 to 20,000.00	774	4.51	15,066,564.17	6.80
$20,000.01 to 21,000.00	514	3.00	10,517,475.47	4.74
$21,000.01 to 22,000.00	355	2.07	7,624,565.35	3.44
$22,000.01 to 23,000.00	242	1.41	5,439,428.87	2.45
$23,000.01 to 24,000.00	168	0.98	3,944,263.70	1.78
$24,000.01 to 25,000.00	119	0.69	2,913,020.25	1.31
$25,000.01 to 26,000.00	50	0.29	1,274,383.83	0.57
$26,000.01 to 27,000.00	35	0.20	923,503.67	0.42
$27,000.01 to 28,000.00	20	0.12	548,903.26	0.25
$28,000.01 to 29,000.00	14	0.08	399,538.91	0.18
$29,000.01 to 30,000.00	7	0.04	206,045.23	0.09
$30,000.01 to 31,000.00	4	0.02	121,776.77	0.05
$31,000.01 to 32,000.00	4	0.02	125,946.89	0.06
$32,000.01 to 33,000.00	1	0.01	32,948.00	0.01
$33,000.01 to 34,000.00	4	0.02	133,866.34	0.06
$34,000.01 to 35,000.00	1	0.01	34,036.20	0.02
$35,000.01 to 35,100.00	2	0.01	70,127.03	0.03

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
(AS OF THE INITIAL CUTOFF DATE)

STATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS(1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE(1)
ALABAMA	258	1.50%	$3,661,774.59	1.65%
ALASKA	37	0.22	514,340.50	0.23
ARIZONA	755	4.40	9,403,084.61	4.24
ARKANSAS	86	0.50	1,135,637.60	0.51
CALIFORNIA	2,015	11.75	27,106,516.32	12.23
COLORADO	274	1.60	3,724,035.04	1.68
CONNECTICUT	255	1.49	3,211,541.76	1.45
DELAWARE	90	0.52	1,128,677.56	0.51
DISTRICT OF COLUMBIA	15	0.09	188,244.94	0.08
FLORIDA	1,758	10.25	22,913,223.80	10.34
GEORGIA	601	3.50	8,748,834.76	3.95
HAWAII	174	1.01	1,827,882.05	0.82
IDAHO	51	0.30	661,429.85	0.30
ILLINOIS	454	2.65	5,814,568.46	2.62
INDIANA	355	2.07	4,719,807.82	2.13
IOWA	137	0.80	1,728,851.95	0.78
KANSAS	116	0.68	1,453,996.39	0.66
KENTUCKY	150	0.87	1,940,411.58	0.88
LOUISIANA	241	1.40	3,285,151.41	1.48
MAINE	67	0.39	687,488.22	0.31
MARYLAND	415	2.42	5,262,234.58	2.37
MASSACHUSETTS	215	1.25	2,566,465.43	1.16
MICHIGAN	355	2.07	4,778,170.07	2.16
MINNESOTA	205	1.19	2,845,957.24	1.28
MISSISSIPPI	50	0.29	628,456.46	0.28
MISSOURI	253	1.47	3,190,701.69	1.44
MONTANA	65	0.38	806,128.33	0.36
NEBRASKA	50	0.29	595,273.43	0.27
NEVADA	297	1.73	3,784,957.72	1.71
NEW HAMPSHIRE	96	0.56	1,160,003.04	0.52
NEW JERSEY	547	3.19	6,456,228.46	2.91
NEW MEXICO	179	1.04	2,316,460.46	1.04
NEW YORK	518	3.02	6,104,224.59	2.75
NORTH CAROLINA	576	3.36	7,407,153.62	3.34
NORTH DAKOTA	15	0.09	207,398.28	0.09
OHIO	659	3.84	8,181,689.15	3.69
OKLAHOMA	131	0.76	1,647,610.47	0.74
OREGON	190	1.11	2,331,636.84	1.05
PENNSYLVANIA	923	5.38	10,970,723.28	4.95

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

RHODE ISLAND	25	0.15	299,156.88	0.13
SOUTH CAROLINA	196	1.14	2,626,586.64	1.18
SOUTH DAKOTA	37	0.22	423,343.39	0.19
TENNESSEE	399	2.33	5,154,871.13	2.33
TEXAS	1,601	9.33	21,626,026.70	9.76
UTAH	70	0.41	966,384.30	0.44
VERMONT	30	0.17	375,425.89	0.17
VIRGINIA	434	2.53	5,554,533.78	2.51
WASHINGTON	381	2.22	5,263,099.06	2.37
WEST VIRGINIA	113	0.66	1,433,724.80	0.65
WISCONSIN	150	0.87	1,805,210.92	0.81
WYOMING	40	0.23	517,487.18	0.23
OTHER (2)	51	0.30	533,489.02	0.24

TOTALS:	17,155	100.00%	$221,676,312.04	100.00%

(1)
Percentages may not add to 100.00% because of rounding.

(2)
Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

Delinquency, Loan Loss and Repossession Information

    The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1)/ (Dollars in Thousands) At December 31,
	2000		1999		1998		1997		1996
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	117,884	$1,185,300.1	91,556	$914,545.5	67,137	$651,248.7	45,258	$434,890.7	32,574	$303,682.4
Period of Delinquency(2)/
30-59 Days	4,334	$42,325.0	2,868	$28,307.9	1,970	$17,768.1	1,264	11,454.6	904	$8,002.9
60-89 Days	1,395	13,517.4	983	9,424.3	745	6,153.9	559	5,112.1	374	3,170.7
90 Days or more	518	5,255.6	371	3,569.9	304	2,591.0	269	2,196.5	213	1,880.6

Total Delinquencies	6,247	$61,098.0	4,222	$41,302.1	3,019	$26,513.0	2,092	$18,763.2	1,491	$13,054.2

Total Delinquencies as a Percent of Total Portfolio	5.30%	5.15%	4.61%	4.52%	4.50%	4.07%	4.62%	4.31%	4.58%	4.30%
	At September 30,
	2001		2000
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	151,216	$1,581,046.0	113,363	$1,141,824.2
Period of Delinquency(2)/
30-59 Days	4,667	$45,863.6	3,285	$32,053.9
60-89 Days	1,651	16,025.9	905	8,695.3
90 Days or more	579	5,789.6	331	3,301.6

Total Delinquencies	6,897	$67,679.1	4,521	$44,050.8

Total Delinquencies as a Percent of Total Portfolio	4.56%	4.28%	3.99%	3.86%

(1)
Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)
The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

Loan Loss/Repossession Experience
(Dollars in Thousands)

	Year Ended December 31,
	2000	1999	1998	1997	1996
Principal Balance of All Contracts Serviced(1)/	$1,190,184.2	$918,481.6	$653,836.0	$436,771.0	$304,730.9
Contract Liquidations(2)/	1.75%	1.59%	1.54%	1.42%	0.74%
Net Losses:
Dollars(3)/	$8,707.8	$5,875.0	$5,245.3	$3,781.1	$1,639.5
Percentage(4)/	0.73%	0.64%	0.80%	0.87%	0.54%
	Nine Months Ended September 30,
	2001	2000
Principal Balance of All Contracts Serviced(1)/	$1,585,847.3	$1,145,533.9
Contract Liquidations(2)/	1.90%	1.75%
Net Losses:
Dollars(3)/	$9,084.9	$5,940.5
Percentage(4)/	0.76%	0.69%

(1)
As of period end. Includes contracts already in repossession.

(2)
As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)
The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)
As a percentage of the principal amount of contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

QuickLinks

  Exhibit 99.1
Harley-Davidson Motorcycle Trust 2001-3 Computational Materials
Harley-Davidson Motorcycle Trust 2001-3 Harley-Davidson Credit Corp., Seller and Servicer Harley-Davidson Customer Funding Corp., Trust Depositor Subject to Revision Term Sheet dated December 3, 2001
THE CONTRACTS
TABLE 1 DISTRIBUTION BY APR OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 2 DISTRIBUTION BY CALCULATED REMAINING TERM OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 3 DISTRIBUTION BY CALCULATED ORIGINAL TERM TO MATURITY OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 4 DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 5 GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
Loan Loss/Repossession Experience (Dollars in Thousands)
Harley-Davidson Motorcycle Trust 2001-3 Computational Materials
Harley-Davidson Motorcycle Trust 2001-3 Harley-Davidson Credit Corp., Seller and Servicer Harley-Davidson Customer Funding Corp., Trust Depositor
Subject to Revision
Term Sheet dated December 3, 2001
THE CONTRACTS
TABLE 1 DISTRIBUTION BY APR OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 2 DISTRIBUTION BY CALCULATED REMAINING TERM OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 3 DISTRIBUTION BY CALCULATED ORIGINAL TERM TO MATURITY OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 4 DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
TABLE 5 GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)
Delinquency, Loan Loss and Repossession Information
Loan Loss/Repossession Experience (Dollars in Thousands)